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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2006

                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)

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
         0-18415                                           38-2830092
(Commission File Number)                       (IRS Employer Identification No.)
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
200 East Broadway, Mt. Pleasant, Michigan                                48858
 (Address of principal executive offices)                             (Zip Code)
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       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.05 AMENDMENT TO CODE OF BUSINESS CONDUCT AND ETHICS.

IBT Bancorp, Inc. On April 19, 2006, IBT Bancorp, Inc. revised and re-approved the Code of Business Conduct and Ethics (the Code). The revisions clarify: (i) the standard of conduct applicable to Covered Individuals with respect to adhering to applicable laws; and (ii) that Covered Individuals should endeavor to deal fairly with the Corporation's customers, directors, officers and employees. The foregoing summary of the amendment is qualified in its entirety by reference to the revised Code, which is filed as Exhibit 14 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibits are included with this Report:

     14   The IBT Bancorp, Inc. Code of Business Conduct and Ethics.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2006                   IBT BANCORP, INC.


                                        By: /s/ Dennis P. Angner
                                            ------------------------------------
                                            Dennis P. Angner, President and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

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Exhibit Number   Description
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
Exhibit 14       The IBT Bancorp, Inc. Code of Business Conduct and Ethics.
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